Exhibit 10.29

EXECUTION VERSION

Primavera Capital Acquisition Corporation (“SPAC”)

41/F Gloucester Tower

15 Queen’s Road Central

Hong Kong

Primavera Capital Acquisition LLC (the “Sponsor”)

41/F Gloucester Tower

15 Queen’s Road Central

Hong Kong

December 2, 2022

Re:	Waiver

Dear Sirs:

Reference is made to certain Promissory Note, dated January 28, 2022, by and between the Sponsor and SPAC (as may be amended, restated, supplemented or modified from time to time, the “Promissory Note”). Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Promissory Note.

Pursuant to Section 14 of the Promissory Note, the Sponsor hereby irrevocably waives, subject to the Closing and effective immediately prior to the consummation of the Initial Merger, its right to receive any payment of the principal balance of the Promissory Note from SPAC.

This letter shall become effective on the date hereof and shall terminate and be of no further force or effect upon the termination of the Business Combination Agreement, dated as of March 23, 2022, and as amended on October 17, 2022, October 20, 2022, October 28, 2022 and December 2, 2022 (as may be further amended, restated, modified or varied in accordance with the terms therein, the “Business Combination Agreement”), by and among SPAC and certain other parties thereto, without the Closing (as defined in the Business Combination Agreement) having taken place.

Sections 10, 11, 12, 14 and 15 of the Promissory Note are incorporated herein by reference mutatis mutandis; provided that, in each case, references to “this Note” in such paragraphs shall mean this letter.

[Signature Pages Follow]

Very truly yours,

Primavera Capital Acquisition LLC

By:	/s/ Tong Chen
	Name:	Tong Chen
	Title:	Authorized Signatory

[Signature Page to Waiver Letter]

AGREED TO AND ACCEPTED BY:

Primavera Capital Acquisition Corporation

By:	/s/ Tong Chen
	Name:	Tong Chen
	Title:	Director

[Signature Page to Waiver Letter]